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                                                                    EXHIBIT 10.2

                               GUARANTY OF LEASE
                               -----------------


     In consideration of, and as an inducement for the granting, execution and delivery of that certain Lease, dated June 18, 1998 (said lease, as the same may hereafter be amended, assigned, modified, extended, and/or restated, being hereafter called the "Lease"), between 80 Carter Drive Associates, as landlord
                      -----
("Landlord") and Jeri-Jo Knitwear Inc., f/k/a JJ Acquisition Corp., as tenant
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("Tenant"), and in further consideration of the sum of One ($1.00) Dollar and
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other good and valuable consideration paid by Landlord to the undersigned, the receipt and sufficiency of which are hereby acknowledged, the undersigned, NORTON MCNAUGHTON, INC., a Delaware corporation having an office at 463 Seventh Avenue, New York, New York 10018 (hereinafter and in the Lease called the "Guarantor"), hereby guarantees to Landlord, its successors and assigns, the
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full and prompt payment of Rent, Impositions and any and all other sums and charges payable by Tenant, its successors and assigns, under the Lease, and hereby further guarantees the full and timely performance and observance of all the covenants, terms, conditions and agreements therein provided to be performed and observed by Tenant, its successors and assigns; and the Guarantor hereby covenants and agrees to and with Landlord, its successors and assigns, that if default shall at any time be made by Tenant, its successors or assigns, in the payment of any such Rent, Impositions or other sums and charges, or if Tenant, its successors or assigns, should default in the performance and observance of any of the terms, covenants, provisions or conditions contained in the Lease, the Guarantor shall and will forthwith pay such Rent, Impositions and other sums and charges to Landlord, its successors and assigns, and any arrears thereof, and shall and will forthwith faithfully perform and fulfill all of such terms, covenants, conditions and provisions, and will forthwith pay to Landlord all damages that may arise in consequence of any default by Tenant, its successors or assigns, under the Lease, including, without limitation, all reasonable attorney's fees and disbursements incurred by Landlord or caused by any such default and/or by the enforcement of this Guaranty.

     This Guaranty is an absolute and unconditional Guaranty of payment and of performance. It shall be enforceable against the Guarantor, its successors and assigns, without the necessity for any suit or proceedings on Landlord's part of any kind or nature whatsoever against Tenant, its successors and assigns, and without the necessity of any notice of non-payment, non-performance or non-observance or of any notice of acceptance of this Guaranty or of any other notice or demand to which the Guarantor might otherwise be entitled, all of which the Guarantor hereby expressly waives; and the Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of the Guarantor hereunder shall in nowise be terminated, affected, diminished or impaired by reason of the assertion or the failure to assert by Landlord against Tenant, or against Tenant's successors or assigns, of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease or by relief of Tenant, its successors or assigns, or any other guarantor from any of their respective obligations under the Lease. Without in any way limiting the foregoing, the Guarantor shall and does hereby waive any other act or omission of Landlord which changes the scope of the Guarantor's risk or any other event that otherwise might constitute a legal or equitable counterclaim, defense or discharge of surety or guarantor.

     This Guaranty shall be a continuing Guaranty, and the liability of the Guarantor hereunder shall in no way be affected, modified or diminished by reason of any assignment, renewal,
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modification or extension of the Lease or by reason of any modification or waiver of or change in any of the terms, covenants, conditions or provisions of the Lease by Landlord and Tenant, its successors or assigns, or by reason of any extension of time that may be granted by Landlord to Tenant, its successors or assigns, or by reason of any dealings or transactions or matter or thing occurring between Landlord and Tenant, its successors or assigns, or by reason of any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership or trusteeship affecting Tenant or any other guarantor, or their successors and assigns, whether or not notice thereof or of any thereof is given to the Guarantor.

     All of Landlord's rights and remedies under the Lease and under this Guaranty are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

     As a further inducement to Landlord to make and enter into the Lease and in consideration thereof, Landlord and the Guarantor covenant and agree that in any action or proceeding brought on, under or by virtue of this Guaranty, Landlord and the Guarantor shall and do hereby waive trial by jury.

     The Guarantor hereby consents and agrees that the Supreme Court of the State of New York for the County of New York and the United States District Court for the Southern District of New York each shall have personal jurisdiction and proper venue with respect to any dispute between Landlord and the Guarantor; provided that the foregoing consent shall not deprive Landlord of
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the right in its discretion to voluntarily commence or participate in any action, suit or proceeding in any other court having jurisdiction and venue. In any dispute with Landlord, the Guarantor will not raise, and hereby expressly waives, any objection or defense to any such jurisdiction as an inconvenient forum.

     The Guarantor hereby covenants and agrees to and with Landlord, its successors and assigns, that the Guarantor may be joined in any action against Tenant, its successors or assigns, or against any one or more other guarantors in connection with the Lease and that recovery may be had against the Guarantor without Landlord, its successors or assigns, first pursuing or exhausting any remedy or claim against Tenant, its successors or assigns or against any one or more other guarantors on the Lease. The Guarantor hereby also expressly agrees that, in any jurisdiction, it will conclusively be bound by the judgment in any such action by Landlord against Tenant, its successors or assigns, (wherever brought) as if the Guarantor were a party to such action even though the Guarantor is not joined as a party in such action.

     Any notice, demand or request by either party to the other shall be in writing, and shall be deemed to have been duly given if given by any of the means permitted for notices under Article 22 of the Lease, addressed to the other party in the case of the Guarantor at its address set forth above or to such other address as the Guarantor shall have given notice of to Landlord, and in the case of Landlord at its address set forth in Section 22.01 of the Lease or to such other address as Landlord shall have given notice of to the Guarantor.

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     This Guaranty shall inure to the benefit of Landlord and Landlord's successors and assigns, and shall be binding upon and enforceable against the Guarantor and the Guarantor's successors, assigns, heirs (and, if the Guarantor is a natural person, his/her heirs and legal representatives).

     The Guarantor has unconditionally delivered this Guaranty to Landlord, and the failure to sign any other guarantee by any other person intended to be a guarantor of Tenant's, its successor's or assign's, obligations under the Lease or any portion thereof shall not discharge the liability of the Guarantor.

     In the event that this Guaranty shall be held ineffective or unenforceable by any court of competent jurisdiction, the Guarantor shall be deemed to be a tenant under the Lease with the same force and effect as if the Guarantor were expressly named in the Lease as a joint tenant with joint and several liability.

     Additionally, in the event that any term, condition or other provision contained in this Guaranty shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other term, condition or provision contained in this Guaranty.

     This Guaranty shall be governed by and construed in accordance with the laws of the State of New York. Terms printed with initial capital letters in this Guaranty shall have the same meaning as defined in the Lease.

                                        NORTON MCNAUGHTON, INC.


Dated: June 18, 1998                    By: /s/ Amanda J. Bokman
                                           ----------------------------------
                                             Name: Amanda J. Bokman
                                             Title: Vice President


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